UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 August 29, 2008


                            BONFIRE PRODUCTIONS, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File No. 333-145743


                 Nevada                                  75-3260546
     -------------------------------            ----------------------------
     (State or other jurisdiction of            (IRS Employer Identification
              incorporation)                               Number)


  2018 156th Avenue NE,Building F,Suite 100
  Bellevue, WA                                           98007
  -----------------------------------------     -----------------------------
  (Address of principal executive offices)             (Zip Code)

  Registrant's telephone number, including area code: (425) 748-5041

  Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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  ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 29, 2008, Bonfire Productions, Inc. ("Bonfire") has accepted the resignation of Alexander Kulyashov, from his positions as the Company's President, Chief Executive Officer and as a member of the Company's Board of Directors. Mr.Kulyashov resigned to pursue other interests. His responsibilities will be assumed by Bonfire Chief Financial Officer, Nadezda Maximova.

The following individual has been appointed by to our Board of Directors, effective August 29, 2008:

Name             Position
-----            ---------
Elena Bylbash    Chief Financial Officer, Treasurer, Secretary and Director

Elena Bylbash, 30, has earned a law degree from St. Petersburg State University. Prior to her appointment, she has been involved with several publishing projects over the past 2 years. Elena Bylbash is not a director or officer of any other public company.

                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 29, 2008             BONFIRE PRODUCTIONS, INC.


                                    By: /s/ Nadezda Maximova
                                        --------------------------------------
                                        Nadezda Maximova
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)